                            STOCK EXCHANGE AGREEMENT


          This Stock Exchange Agreement (the "Agreement") is made and entered into as of March 31, 1998 by and among Conrad Industries, Inc., a Delaware corporation ("Conrad DE"), Conrad Industries, Inc., a Louisiana corporation ("Conrad LA"), John Parker Conrad ("Parker Conrad"); John Parker Conrad, Jr. ("John Conrad, Jr."), appearing herein individually and as trustee of The John Parker Conrad, Jr. Trust ("John Conrad, Jr. Trust"), as trustee of The Glenn Alan Conrad Trust ("Glenn Conrad Trust"), as trustee of The Kenneth Charles Conrad Trust ("Kenneth Conrad Trust"), and as trustee of The Daniel Thomas Conrad Trust ("Daniel Conrad Trust"); Katherine Conrad Court ("Katherine Court"), appearing herein individually and as trustee of The Katherine Conrad Court Trust ("Katherine Court Trust") and as trustee of The James Patrick Court Trust ("Patrick Court Trust"); William H. Hidalgo; and Cecil A. Hernandez.

                                  WITNESSETH:
                                  ----------

          WHEREAS, Conrad DE has been organized to serve as a holding company for Conrad LA;

          WHEREAS, Parker Conrad, John Conrad, Jr., John Conrad, Jr. Trust, Glenn Conrad Trust, Kenneth Conrad Trust, Daniel Conrad Trust, Katherine Court, Katherine Court Trust, Patrick Court Trust, William H. Hidalgo and Cecil A. Hernandez (the "Participants") are the sole owners of the $.01 par value common stock of Conrad LA (the "Conrad LA Common Stock");

          WHEREAS, pursuant to Section 351 of the Internal Revenue Code of 1986, as amended (the "Code"), each of the Participants desires to exchange all of their shares of Conrad LA Common Stock for shares of common stock, par value $0.01 per share, of Conrad DE (the "Conrad DE Common Stock"), it being the intent of Conrad DE and each Participant that such exchange of shares pursuant to this Agreement (the "Stock Exchange") shall satisfy the requirements of such section;

          WHEREAS, as part of the transaction qualifying under Section 351 of the Code, it is contemplated that following the Stock Exchange, Conrad DE will make a public offering of Conrad DE Common Stock (the "Public Offering") pursuant to the Securities Act of 1933, as amended (the "Securities Act");

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

                                 ARTICLE I

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

          Section 1.1. Representation of Conrad DE. (a) Conrad DE hereby represents and warrants to each of the Participants that it is a corporation duly incorporated under the laws of Delaware and that it has 1,000 shares of its capital stock issued and outstanding consisting of 1,000 shares of Conrad DE Common Stock issued to John Conrad, Jr.

          (b) Conrad DE hereby represents and warrants to each of the Participants that the shares of Conrad DE Common Stock to be issued pursuant to the Stock Exchange, when issued in exchange for the shares of Conrad LA Common Stock as set forth in this Agreement, will be duly issued, fully paid and nonassessable.

          Section 1.2. Representations of Conrad LA and the Participants. Conrad LA represents and warrants to Conrad DE that Conrad LA is a corporation duly incorporated under the laws of Louisiana. Conrad LA and each of the Participants represent and warrant to Conrad DE that the only shares of the capital stock issued and outstanding consist of 2,265 shares of Conrad LA Common Stock issued to the following persons in the amounts set forth opposite their names:



                                       Number of Shares
    Shareholders                   Issued and Outstanding

J. Parker Conrad                             508
John P. Conrad, Jr.                          248
John Conrad, Jr. Trust                       163
Glenn Conrad Trust                           117
Kenneth Conrad Trust                         117
Daniel Conrad Trust                          117
Katherine Conrad Court                       440
Katherine Court Trust                        200
Patrick Court Trust                          120
William H. Hidalgo                           168
Cecil A. Hernandez                            67
                                           -----
       Total                               2,265
                                           =====

          Each of the Participants represents and warrants to Conrad DE that the shares set forth opposite his name are owned by such Participant and upon the consummation of the Stock Exchange shall be free and clear of all liens, encumbrances, options, calls, voting trusts and other charges ("Encumbrances") (other than shares owned by William H. Hidalgo and Cecil A. Hernandez, which shares are currently pledged as collateral in connection with notes payable by such Participants to Conrad LA), and no other person has any ownership interest in such shares.

          Section 1.3. Representations of Participants. (a) Each Participant represents and warrants that such Participant (i) has the requisite authority to enter into this Agreement and to perform his obligations under this Agreement,
(ii) he has duly executed and delivered this Agreement, (iii) all filings, approvals and consents necessary for the execution, delivery and performance of this Agreement by such Participant have been made or obtained or shall have been made or obtained prior to the Closing (as defined in Section 4.1 hereof), (iv) this Agreement, when executed and delivered by such Participant, will be a valid and binding agreement of such Participant, (v) the execution, delivery and performance of this Agreement by such Participant and the consummation of the transactions contemplated hereby by such Participant will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under the terms of any agreement, instrument, franchise, license or permit to which such Participant is a party or by which such Participant may be bound or (B) violate or conflict with any provision of any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over such Participant, and (vi) no consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public governmental or regulatory agency or body having jurisdiction over such Participant is required for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, except such as have been obtained or will be obtained by such Participant prior to the Closing (as defined herein).

          (b) Each Participant acknowledges receipt of (i) a copy of the Certificate of Incorporation and Bylaws of Conrad DE, (ii) the historical financial statements of Conrad LA for the three years ended December 31, 1995, 1996 and 1997, (iii) the historical financial statements of Orange Shipbuilding Company, Inc., a Texas corporation ("Orange"), for the twelve-month period ended December 31, 1997, (iv) the pro forma financial statements of Conrad DE for the year ended December 31, 1997 that give effect to the Stock Exchange as if it had occurred on January 1, 1997 and (v) certain other information concerning Conrad DE and the Stock Exchange, and each Participant acknowledges that he received all information necessary in order to make an informed decision concerning his participation in the Stock Exchange.

          (c) Each Participant acknowledges that such Participant has such knowledge and experience in financial and business matters so that such Participant is capable of evaluating the merits and risks of an investment in Conrad DE. Based upon such Participant's own knowledge, such Participant recognizes the speculative nature of such an investment.

          (d) Each Participant hereby acknowledges that the issuance of the shares of Conrad DE Common Stock being acquired or received by such Participant hereunder is not and will not be registered under the Securities Act. Each Participant represents that the shares of Conrad DE Common Stock being acquired or received hereunder is being acquired or received for such

Participant's own account, for investment purposes only and not with a view for distribution or resale to others, except as set forth in paragraph (e) below. Each Participant agrees that such Participant will not sell or otherwise transfer any shares of Conrad DE Common Stock being acquired or received hereunder unless such shares of Conrad DE Common Stock are registered under the Securities Act or unless an exemption from such registration is available.

          (e) Each Participant has no present plan, intention, arrangement or understanding to dispose of any of the shares of Conrad DE Common Stock to be received pursuant to the transactions described in Article III hereof.

          (f) Each Participant agrees not to sell, transfer, convey, pledge, encumber or otherwise dispose of such Participant's shares of Conrad LA Common Stock from the date hereof until the Closing, except with the written consent of Conrad DE or as contemplated by this Agreement.

          (g) Each Participant consents to the placement of a legend on any certificate or other document evidencing the shares of Conrad DE Common Stock to be received hereunder stating that such shares of Conrad DE Common Stock have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sale hereof.

                                   ARTICLE II

                             WAIVER OF RIGHTS UNDER
                      CONRAD LA ARTICLES OF INCORPORATION

          Section 2.1. Conrad LA Articles of Incorporation. Each of the Participants hereby acknowledge notice of the offer, exchange and transfer provided for herein, and hereby waive any preemptive rights to purchase shares of Conrad LA Common Stock provided for in Article V of the Restated Articles of Incorporation of Conrad LA (the "Conrad LA Articles of Incorporation") with respect to such offer, exchange and transfer of the shares of Conrad LA Common Stock, and further waive any preemptive rights to purchase shares of Conrad LA Common Stock pursuant to Article V of the Conrad LA Articles of Incorporation in connection with any and all prior sales, encumbrances, pledges, donations or other dispositions of the shares of Conrad LA Common Stock prior to the consummation of the Stock Exchange. Each of the Participants understands and agrees that the waiver of preemptive rights to purchase shares of Conrad LA Common Stock under Article V of the Restated Articles of Incorporation involves a waiver of a valuable right that, if not waived, may otherwise entitle such Conrad LA Shareholder the right to acquire Conrad LA Common Stock previously distributed from certain of the Conrad LA Shareholders to other Participants and that the preemptive right purchase price for such shares may be substantially lower than the fair market value of such shares as of the date hereof.

                                 ARTICLE III
                         TERMINATION OF STOCK PURCHASE
                               AND SALE AGREEMENT

          Section 3.1. Participants - Conrad LA Stock Purchase and Sale Agreement. Effective immediately prior to the consummation of the Stock Exchange, each of the Participants who are party thereto and Conrad LA (i) hereby terminates the Stock Purchase and Sale Agreement dated March __, 1991, by and among the Participants named therein and Conrad LA and (ii) hereby waives any rights and remedies pursuant to the Conrad LA Stock Purchase and Sale Agreement becomming executory or accruing prior to the effective date of its termination in connection with any and all sales, conveyances, assignments, exchanges, pledges, donations or other transfers or encumbrances of shares of Conrad LA Common Stock.


                                   ARTICLE IV

                                 STOCK EXCHANGE

          Section 4.1. Stock Exchange. Effective immediately prior to the consummation of the Public Offering, each of the Participants shall exchange all of his shares of Conrad LA Common Stock for the number of shares of Conrad DE Common Stock set forth opposite his name (collectively, the "Exchange Stock"):

      Stockholders            Number of Shares
      ------------            ----------------
J. Parker Conrad                 1,166,270
John P. Conrad, Jr.                569,360
John Conrad, Jr. Trust             374,216
Glenn Conrad Trust                 268,609
Kenneth Conrad Trust               268,609
Daniel Conrad Trust                268,609
Katherine Conrad Court           1,010,155
Katherine Court Trust              459,161
Patrick Court Trust                275,497
William H. Hidalgo                 385,695
Cecil A. Hernandez                 153,819
                                 ---------
           Total                 5,200,000
                                 =========

Certificates representing the number of shares of Conrad DE Common Stock set forth above will be issued to the Participants upon the presentation of certificates representing the shares of Conrad LA Common Stock to be exchanged therefor. The exchange of shares of Conrad DE Common Stock for shares of Conrad LA Common Stock shall all occur simultaneously. Restrictions applicable to shares of Conrad LA Common Stock owned by William H. Hidalgo and Cecil A. Hernandez shall continue with respect to shares of Conrad DE Common Stock issued in exchange for such restricted shares.

   Section 4.2. Cancellation of Previously Issued Conrad DE Common Stock. Simultaneously with the Stock Exchange specified in Section 3.1 of this Agreement, all of the 1,000 shares of Conrad DE Common Stock issued to John Conrad, Jr. in connection with the original organization of Conrad DE shall be canceled.

                                   ARTICLE V

                                    CLOSING

   Section 5.1.  Closing.  The consummation of the transactions contemplated by
Article III and Article IV shall occur in the order set forth herein substantially concurrently and shall close immediately prior to the closing of the Public Offering at the offices of the Company, unless another place or time is agreed upon in writing by the Company (the consummation of such transactions is herein called the "Closing").

   Section 5.2. Conditions. The Closing shall be contingent upon satisfaction of the following conditions:

   (a) An underwriting agreement relating to the Public Offering shall have been entered into among Conrad DE and a group of underwriters and all conditions precedent to the consummation of the transactions contemplated thereby shall have been satisfied.

   (b) All consents and approvals by, or filings with, any governmental authority, agency or official, or any other person required in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been received or made and shall be in full force and effect.

   Section 5.3. Termination. In the event that the Closing does not occur by June 30, 1998 by reason of the failure of any of the conditions set forth in
Section 4.2 hereof to be satisfied, this Agreement shall thereafter become null and void and have no effect, and no party hereto shall have any liability to the other parties hereto.

                                 ARTICLE VI

                               GENERAL PROVISIONS

          Section 6.1. Further Assurances. At any time, and from time to time, each party will execute such additional instruments and take such action as may be reasonably requested by any other party to confirm or perfect title to any shares of Conrad LA Common Stock to be transferred hereunder or otherwise to carry out the intent and purposes of this Agreement, including, without limitation, giving any consents required under any applicable agreements affecting the parties necessary to consummate the transactions specified in this Agreement.

          Section 6.2. Waivers. Any failure on the part of any party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

          Section 6.3. Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation, or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

          Section 6.4. Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          Section 6.5. Governing Law. This Agreement shall be construed under and in accordance with the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof.

          Section 6.6. Amendment. No amendment of this Agreement shall be effective without the written consent of any party affected adversely thereby.

          Section 6.7. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          Section 6.8. Notice. Any notice or other communication given hereunder shall be deemed sufficient in writing and sent by registered or certified mail, return receipt requested, or hand delivered and addressed to any party at Conrad DE's offices at 1501 Front Street, P.O. Box 790, Morgan City, Louisiana 70381, or such other address as may be specified by a party by like notice. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

          Section 6.9. Successors and Assigns. This Agreement shall be binding on the parties hereto and their permitted successors and assigns. None of the parties hereto shall assign their rights under this Agreement without the prior written consent of Conrad DE.

          Section 6.10. Unenforceable Provisions. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, in lieu of such invalid provision there shall be added a provision which is as similar in terms as possible to such invalid provision and which is valid and enforceable; such invalid provision shall not affect any other provision of this Agreement, and, as so modified, this Agreement shall remain in full force and effect.

          Section 6.11. Expenses. Conrad DE shall pay its own and each of the parties' pre-approved expenses incurred in connection with the transactions specified herein, other than separate legal, accounting or investment banking counsel independently retained by a Participant, which shall be for the Participant's own account.

           IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

                                       CONRAD INDUSTRIES, INC.,
                                          A DELAWARE CORPORATION

                                       By: /s/ William H. Hidalgo
                                          -------------------------------
                                          Name: William H. Hidalgo
                                          Title:  President


                                       CONRAD INDUSTRIES, INC.,
                                          A LOUISIANA CORPORATION


                                       By: /s/ William H. Hidalgo
                                          -------------------------------
                                          Name: William H. Hidalgo
                                          Title: President

                                           /s/ J. PARKER CONRAD
                                          --------------------------------
                                                 J. PARKER CONRAD

                                           /s/ JOHN P. CONRAD, JR.
                                          --------------------------------
                                               JOHN P. CONRAD, JR.

                                           /s/ KATHERINE CONRAD COURT
                                          --------------------------------
                                              KATHERINE CONRAD COURT

                                         JOHN PARKER CONRAD, JR. TRUST

                                          /s/ John P. Conrad, Jr.
                                         ------------------------------------
                                         By: John P. Conrad, Jr., Trustee


                                         GLENN ALAN CONRAD TRUST

                                          /s/ John P. Conrad, Jr.
                                         ------------------------------------
                                         By:  John P. Conrad, Jr., Trustee

                                         KENNETH CHARLES CONRAD TRUST

                                          /s/ John P. Conrad, Jr.
                                         ------------------------------------
                                         By: John P. Conrad, Jr., Trustee


                                         DANIEL THOMAS CONRAD TRUST

                                           /s/ John P. Conrad, Jr.
                                         ------------------------------------
                                         By: John P. Conrad, Jr., Trustee


                                         KATHERINE CONRAD COURT TRUST

                                           /s/ Katherine Conrad Court
                                         ------------------------------------
                                         By:  Katherine Conrad Court, Trustee


                                         JAMES PATRICK COURT TRUST

                                           /s/ Katherine Conrad Court
                                         ------------------------------------
                                         By:  Katherine Conrad Court, Trustee

                                SPOUSAL CONSENT


        I, the undersigned, spouse of J. Parker Conrad, a party to that certain agreement entitled "Stock Exchange Agreement" dated as of March 31, 1998, acknowledge that I have read said agreement and do fully understand it, and, in consideration of the provisions and benefits thereof, I agree and consent thereto and to any disposition made thereunder of an interest I may have or may come to have in the shares of common stock of either Conrad Industries, Inc., a Delaware corporation, or Conrad Industries, Inc., a Louisiana corporation, whether as community or separate property, dower rights or otherwise, pursuant to the terms and conditions stated therein, effective as of March 31, 1998, at Morgan City, Louisiana.


                                                 /s/ Shirley Conrad
                                                -----------------------------
                                                Shirley Conrad

                                SPOUSAL CONSENT


        I, the undersigned, spouse of John P. Conrad, Jr., a party to that certain agreement entitled "Stock Exchange Agreement" dated as of March 31, 1998, acknowledge that I have read said agreement and do fully understand it, and, in consideration of the provisions and benefits thereof, I agree and consent thereto and to any disposition made thereunder of an interest I may have or may come to have in the shares of common stock of either Conrad Industries, Inc., a Delaware corporation, or Conrad Industries, Inc., a Louisiana corporation, whether as community or separate property, dower rights or otherwise, pursuant to the terms and conditions stated therein, effective as of March 31, 1998, at Morgan City, Louisiana.


                                                 /s/ Mary Lou Brunson Conrad
                                                -----------------------------
                                                Mary Lou Brunson Conrad

                                SPOUSAL CONSENT


        I, the undersigned, spouse of Katherine Conrad Court, a party to that certain agreement entitled "Stock Exchange Agreement" dated as of March 31, 1998, acknowledge that I have read said agreement and do fully understand it, and, in consideration of the provisions and benefits thereof, I agree and consent thereto and to any disposition made thereunder of an interest I may have or may come to have in the shares of common stock of either Conrad Industries, Inc., a Delaware corporation, or Conrad Industries, Inc., a Louisiana corporation, whether as community or separate property, dower rights or otherwise, pursuant to the terms and conditions stated therein, effective as of March 31, 1998, at Morgan City, Louisiana.


                                                 /s/ James K. Court
                                                -----------------------------
                                                James K. Court